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Exhibit 10.5(e)

September 27, 2002
Louisiana-Pacific Corporation 850 SW Broadway, Suite 1200 Portland, Oregon 97205 Attn: Vice President and Chief Financial Officer
Re:
Standby Purchase and Note Support Agreement, dated as of August 16, 1999 among Louisiana-Pacific Corporation, a Delaware Corporation ("L-P"), Bank of America, N.A., a national banking association ("BofA"), and Canadian Imperial Bank of Commerce, a Canadian chartered bank ("CIBC") (as amended or modified from time to time including, without limitation, pursuant to the Waiver and First Amendment to Standby Purchase and Note Support Agreement, dated as of July 18, 2001, the Second Amendment to Standby Purchase and Note Support Agreement dated as of November 15, 2001, the Consent and Third Amendment to Standby Purchase and Note Support Agreement dated as of December 30, 2001, and the Waiver and Fourth Amendment to Standby Purchase and Note Support Agreement dated as of July 23, 2002, the "Agreement").

Ladies and Gentlemen:

        L-P has advised BofA and CIBC that it is entering into a Consent, Waiver and Amendment of even date herewith (the "Consent, Waiver and Amendment") by and among L-P, BofA as Agent and as Lender and the other Lenders party to that certain Credit Agreement dated as of November 15, 2001 (as amended or modified from time to time including, without limitation, by the Third Amendment dated as of August 2, 2002, the "Credit Agreement"). The Consent, Waiver and Amendment provides for a consent, waiver and amendment relating to certain provisions of the Credit Agreement as more fully set forth therein. A copy of the Consent, Waiver and Amendment is attached hereto as Exhibit A.

        Because the Agreement incorporates by reference certain of the provisions of the Credit Agreement without giving effect to any consent, amendment or waiver thereof unless consented to by BofA and CIBC (the "Standby Lenders"), L-P has asked the Standby Lenders to consent to the execution by L-P of the Consent, Waiver and Amendment. By their respective signatures below, BofA and CIBC hereby (i) consent to the Transaction (as defined in the Consent, Waiver and Amendment) and to the execution and delivery of the Consent, Waiver and Amendment by the parties thereto and (ii) confirm that the principal amount of the LP Limited Loans (as defined in the Consent, Waiver and Amendment) will not be counted for purposes of calculating the amounts of Investments permitted under Section 7.02(j) and Section 7.02(m) of the Credit Agreement.

Very truly yours,
BANK OF AMERICA, N.A.
By:

By:

Title:

CANADIAN IMPERIAL BANK OF COMMERCE
By:

By:

Title:

ACKNOWLEDGED AND AGREED:
LOUISIANA-PACIFIC CORPORATION
By:

By:

Title:

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  Exhibit 10.5(e)